UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:
[ ]	Preliminary Information Statement
[ ]	Confidential, for Use of the Commission (only as permitted by Rule 14c-5(d)(2))
[ X]	Definitive Information Statement

SLAP, INC.
(Name of Registrant as Specified in its Charter)

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

(Name of Person(s) Filing Information Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction: 0
(5)	Total fee paid: 0

[ ]	Fee paid previously with Preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing fee for which the offsetting fee was paid previously.  Identify the previous filing by registration filing.

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(2) Form, Schedule or Registration Statement No.
(3) Filing Party:

Date Filed: December 21, 2009

PRELIMINARY INFORMATION STATEMENT
SLAP, INC.
565 Silvertip Road,
Canmore, Alberta
Canada T1W3K8

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

SLAP, INC.
a Nevada corporation

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Notice is hereby given of the time and place of an Annual Meeting of the Shareholders of SLAP, Inc. (the “Corporation”).  Such meeting to be held at the boardroom of International Securities Group Inc. at 1530 – 9th Avenue SE, Calgary, Alberta, T2G 0T7, on Thursday, January 12, 2010, at the hour of 9:00 o’clock  in the forenoon, Mountain Standard Time, for the following purposes:

1.	to fix the number of directors at three and to elect the Members of the Board of Directors for the ensuing year;
2.	to approve the appointment of the firm of Child, Van Wagoner & Bradshaw, PLLC as the Corporation’s independent auditors for the fiscal year 2010;
3.
to approve the 2009 Stock Option and Stock Award Plan (the “Plan”) of up to 2,500,000 shares of the Corporation’s common stock in the form of stock options and stock awards as compensation to employees, officers, directors and/or consultants of the Corporation; and

4.	to authorize the directors, if thought appropriate, to effect a name change of the Corporation to such name as chosen by the directors, as may better represent the business of the Corporation.

Only shareholders of record as of the close of business on the 8th day of December, 2009 will be entitled to vote at this Meeting.

The Corporation is not soliciting Proxies in connection with this Meeting.  However, you have the option of submitting a Proxy instead of attending the Meeting.  If you elect to use a Proxy and require a sample form of Proxy, please contact the Corporation by telephone at (403) 609-0311 or e-mail marmstrong@isgsecurities.com, and a sample will be provided to you for your convenience.  You may use the designated Proxy holder on the sample Proxy provided at your request or you may insert another person that you so desire to attend and vote in your stead.

This Information Statement is being mailed on or about  December 21st, 2009 to shareholders of record on December 8, 2009.

BY ORDER OF THE BOARD OF DIRECTORS OF
SLAP, INC.

/s/ David Wehrhahn
David Wehrhahn
President

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INFORMATION STATEMENT
FOR ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JANUARY 12, 2009

This Information Statement is being first mailed on or about December 22, 2009, to the shareholders of SLAP, Inc., a Nevada corporation (the “Corporation”), by the Board of Directors for use at the Annual Meeting of Shareholders (the “Meeting”) to be held at 9:00 o’clock in the forenoon, Mountain Standard Time on Monday, January 12th, 2009, at the boardroom at International Securities Group Inc.,  1530 – 9th Avenue SE, Calgary, Alberta or at such other times and places to which the Meeting may be adjourned (the “Meeting Date”).

1.
The purpose of the Meeting is to consider and act upon  (i) to fix the number of directors at three and to elect the  Members of the Board of Directors for the ensuing year; (ii) to approve the appointment of  the firm of Child, Van Wagoner & Bradshaw, PLLC as the Corporation’s independent auditors for the fiscal year 2010; (iii) to approve the 2009 Stock Option and Stock Award Plan (the “Plan”) of up to 2,500,000 shares of the Corporation’s common stock in the form of stock options and stock awards as compensation to employees, officers, directors and/or consultants of the Corporation; and (iv) to authorize the directors, if thought appropriate,  to effect a name change of the Corporation to such name as chosen by the directors, as may better represent the business of the Corporation.

RECORD DATE

The record date for determining the shareholders entitled to vote at the Meeting was the close of business on December 8, 2009 (the “Record Date”), at which time the Corporation had issued and outstanding 25,200,000 shares of  common stock, $0.001 par value (the “Common Stock”).  The shares of Common Stock constitute the only outstanding voting securities of the Corporation entitled to be voted at the Meeting.

NO DISSENTERS' RIGHT OF APPRAISAL

The Corporation’s shareholders do not have dissenter’s rights of appraisal in connection with any of the matters to be voted on by the shareholders at the annual meeting.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the election of directors for the coming year or the retention of Child, Van Wagoner & Bradshaw, PLLC as our independent auditors for the coming year that is not shared by all stockholders, with the exception that only the persons who are elected directors at the annual meeting will serve in those capacities.

ITEM NO. 1                                ELECTION OF BOARD OF DIRECTORS

The number of Board of Directors to be elected was fixed at three at the last Annual Meeting of the Corporation.  Thus, there are three directors to be elected for terms expiring at the Corporation’s Annual Meeting of Shareholders in 2010 or until their successors have been elected and qualified. There are a total of three nominees for the election as directors.  Shareholders will elect three directors from the three nominees.  It is intended that the names of the persons indicated in the following table will be placed in nomination.  Each of the nominees has indicated his willingness to serve as a member of the Board of Directors if elected; however, if any nominee becomes unavailable for election to the Board of Directors for any reason not presently known or contemplated, a substitute may be nominated and elected.  Pursuant to NRS 78.360 of the Nevada Revised Statutes provides that at the election of directors of the Corporation each holder of stock possessing voting power is entitled to as many votes as equal the number of his shares of stock multiplied by the number of directors to be elected, and the shareholder may cast all

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of his votes for a single director or may distribute them among the number to be voted for or any two or more of them, as the shareholder may see fit.  To exercise the right of cumulative voting, one or more of the stockholders requesting cumulative voting must give written notice to the president or secretary of the corporation that the stockholder desires that the voting for the election of directors be cumulative.  The notice must be given not less than 48 hours before the time fixed for holding the meeting, if notice of the meeting has been given at least 10 days before the date of the meeting, and otherwise not less than 24 hours before the meeting.  At the meeting, before the commencement of voting for the election of directors, an announcement of giving of the notice must be made by the chairman or the secretary of the meeting or by the stockholder giving the notice.

All of the nominees for the Board of Directors have previously served as directors of the Corporation, as noted under their names.  The nominees from our current Board of Directors who have indicated they will stand for re-election are as follows:

NAME	AGE	POSITION
David Wehrhahn	71	Director, Principal Executive Officer, President
Kelly Warrack	41	Director, Secretary-Treasurer, Principal Financial Officer
Donald Byers	66	Director

All of the nominee’s respective biographical and business experience is set forth below:

David Wehrhahn - Chief Executive Officer, President and Member of the Board of Directors

Mr. David Wehrhahn has served as our Chief Executive Officer (“CEO”), President and a member of our Board of Directors (“Board”) since our inception on March 19, 2007.  The term of his office is for one (1) year and is renewable on an annual basis.   Mr. Wehrhahn is CEO and a Director of Hermes Financial Inc., a capital pool company reporting on the Canadian TSX Venture Exchange.  He has been a Director of Hermes Financial Inc. since November 3, 2006.   From 1986 to 2006, Mr. Wehrhahn was working under the name D.G. Wehrhahn Engineering Ltd. as the Chief Engineer.  Mr. Wehrhahn provided Petroleum Consulting services to variouscompanies.  Mr. Wehrhahn is a member of the Association of Professional Engineers, Geologists, Geophysicists of Alberta and holds a Bachelor of Science, Electrical Engineering degree from the University of Alberta.

Mr. Wehrhahn is not an officer or director of any other reporting company that files annual, quarterly, or periodic reports with the SEC.

Kelly Warrack - Chief Financial Officer, Principal Accounting Officer, Secretary, Treasurer and Member of the Board of Directors

Mr. Kelly Warrack has served as our Chief Financial Officer (“CFO”), Secretary, Treasurer and a member of our Board since our inception on March 19, 2007.  The term of his office is for one (1) year and is renewable on an annual basis.  From March 2006, to January, 2008, Mr. Warrack held the position as Controller of Impact Drilling Ltd.  From March, 2002 to the present, Mr. Warrack has held the position as CFO and Director of Metalworks Canada Ltd.  Mr. Warrack has been a member of the Institute of Certified Management Accountants of Alberta since 1990.

Mr. Warrack is an officer and director of a reporting company, Lexington Energy Services Inc., which files annual, quarterly, or periodic reports with the SEC.

Donald Byers - Member of the Board of Directors

Mr. Donald Byers has served as a member of our Board since our inception on March 19, 2007.  The term of his office is for one (1) year and is renewable on an annual basis.   From 2004 to present, Mr. Byers has held the position as President of Algold Consultants Inc., a private consulting company.  From 1987 to 1995, Mr. Byers held the position as President of Manchester Resources Inc., an Oil and Gas company subsequently taken over by a company that has since become Canetic Resources Trust.

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From 1993 to 2003, Mr. Byers was a Director of Santoy Resources Inc., a precious metal explorer, now involved in exploration for uranium.  From 1970 to 2004, Mr. Byers was employed with the Northern Alberta Institute of Technology as a Chemistry Instructor.  From 2000 to 2004, he held the position as Manager of the Business Development Unit.    From 1990 to 1999, Mr. Byers was employed with the Alberta Society of Engineering Technologists (ASET), firstly as the Registrar, and secondly, as the Executive Director.  Mr. Byers is a member of the Chemical Institute of Canada (MCIC).  In addition, he is a certified member of ASET (CET) as well as a member of the Canadian Society of Environmental Biologists.Mr. Byers holds a Bachelor of Science Degree, Agricultural chemistry, from the University of McGill as well as a   Masters of Science degree in Biochemistry, from California State University, in Long Beach, California, U.S.A.

Mr. Byers is not an officer or director of any other reporting company that files annual, quarterly, or periodic reports with the SEC.

To the knowledge of management, during the past five years, no director, person nominated to become a director, executive officer, promoter or control person of the Corporation:

(1)	was a general partner or executive officer of any business entity that filed any bankruptcy petition, either at the time of the bankruptcy or two years prior to that time;
(2)	was convicted in a criminal proceeding or named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);
(3)
was the subject of any order judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his or her involvement in any type of business, securities or banking activities;

(4)
was found by a court of competent jurisdiction in a civil action, the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated any federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated,

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation’s officers and Directors, and persons who own more than ten percent of the Corporation’s common shares, to file reports of ownership and changes in ownership with the Securities and Exchange Commission.  Officers, Directors, and greater than ten percent shareholders are required by Securities and Exchange Commission regulation to furnish the Corporation with copies of all Section 16(a) forms they file.

Based on a review of Forms 3, 4 and 5 and amendments thereto furnished to the registrant during its most recent fiscal year, the following represents each officer, director and beneficial owner of more than 10% of our securities who did not file on a timely basis reports required by Section 16(a) of the Securities Exchange Act of 1934 during the most recent fiscal year ending August 2009:

Name	Reporting Person	Form 3/# of transactions	Form 4/# of transactions	Form 5/# of transactions
Kelly Warrack	Director and Principal Financial Officer	Late/1	N/A	N/A
Donald Byers	Director	Late/1	N/A	N/A
David Wehrhahn	Principal Executive Officer and Director	Late/1	N/A	N/A

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

The business of the Corporation is managed under the direction of the Board of Directors.  The Board of Directors meets on a regular basis to review significant developments affecting the Corporation and to act on matters requiring Board approval.  All matters that require Board approval are acted on either by unanimous written consent of the Board or by a majority at Board meetings.  The Board of Directors did not hold any meetings during the fiscal year ended August 31, 2009.  The Board of Directors acted by unanimous written consent four (4) times during the fiscal year ended August 31st, 2009.

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Audit Committee

At this time, the Company is not required to have an audit committee. Further, since there are not sufficient independent members of the Board it is not feasible at this time to have an audit committee.   The Board of Directors performs the same functions as an audit committee.  The Board of Directors in performing its functions as an audit committee has determined that it does not have an audit committee financial expert.

Nominating Committee

The Corporation does not have a nominating committee because the Corporation has to date been a small business issuer traded on the Over the Counter Bulletin Board and the Board of Directors felt  it was not necessary to have a separate nominating committee.  The functions customarily attributable to this committee are performed by the Board of Directors.  At this time, the Board does not have a formal policy with regard to the consideration of any director candidates recommended by the Corporation shareholders because historically the Corporation has not received recommendations from its shareholders and the costs of establishing and maintaining procedures for the consideration of shareholder nominations would be unduly burdensome.

Qualifications for consideration as a Board nominee may vary according to the particular areas of expertise being sought as a complement to the existing Board composition.  However, in making its nominations, the Board of Directors considers, among other things, an individual’s business experience, industry experience, financial background, breadth of knowledge about issues affecting the Corporation, time available for meetings and consultation regarding Corporation matters and other particular skills and experience possessed by the individual.

Significant Employees

Other than our executive officers, who did not receive any compensation during fiscal 2009 we do not have any significant employees at this time.

Family Relationships

There are no family relationships between any of our directors or executive officers.

Certain Legal Proceedings

There is no material proceeding to which any director, executive officer or affiliate of the Corporation, any owner of record or beneficially of more than five percent of any class of voting securities of the Corporation, is a party adverse to the Corporation or has a material interest adverse to the Corporation.

Certain Relationships and Related Transactions

During fiscal 2009, we did not enter into any transaction nor were there any proposed transactions in which any of our directors, executive officers, stockholders or any member of the immediate family of any of the foregoing had or is to have a direct or indirect material interest.

Code of Ethics

The Company has not adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.  The Company intends to review and finalize the adoption of a code of ethics at such time as it concludes a merger or acquisition and commences business operations.   Upon adoption, the Company will file a copy of its code of ethics with the Securities and Exchange Commission as an exhibit to its annual report for the period during which the code of ethics is adopted.

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Compensation Committee

The Company does not currently have a compensation committee and has determined not to pay any compensation to its executive officers until such time as the Company has a viable operating business.   This determination was made by the entire Board of Directors during fiscal 2008 and was not reviewed in fiscal 2009.

Compensation Discussion and Analysis

Currently the Company has no compensation plans and does not pay any compensation to its directors or officers.

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards $	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
David Wehrhahn Principal Executive Officer	2009	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-
David Wehrhahn Principal Executive Officer	2008	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

The Company does not currently have any stock option or stock award plans, therefore no stock options or stock awards were granted during fiscal 2008 or 2009.

DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
David Wehrhahn, Director	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Donald Byers, Director	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Kelly Warrack, Director	-0-	-0-	-0-	-0-	-0-	-0-	-0-

The Company has made no arrangements for the cash remuneration of its directors, except that they will be entitled to receive reimbursement for actual, demonstrable out-of-pocket expenses, including travel expenses, if any, made on the Company’s behalf.  No remuneration has been paid to the Company’s officers or directors for services during fiscal 2009.

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ITEM 2                                         APPOINTMENT OF INDEPENDENT AUDITORS

Our Board of Directors has approved the re-appointment of Child, Van Wagoner & Bradshaw, PLLC as our independent auditors for our 2010 fiscal year.  The Board approved the appointment of Child, Van Wagoner & Bradshaw, PLLC on December 3, 2009.  We do not expect a representative of Child, Van Wagoner & Bradshaw  to attend this meeting.  Child, Van Wagoner & Bradshaw, PLLC also served as our independent auditors for fiscal 2009 and 2008.

The following table sets forth the fees billed to the Corporation for professional services rendered by the Corporation's principal accountant, for the year ended August 31, 2009 and August 31, 2008:

Services	2009 $	2008 $
Audit fees	7,500	7,000
Audit related fees	6,000	4,000
Tax fees	500	500
Total fees	14,000	11,500

Audit fees consist of fees for the audit of the Corporation's annual financial statements or the financial statements of the Corporation’s subsidiaries or services that are normally provided in connection with the statutory and regulatory filings of the annual financial statements.

Audit-related services include the review of the Corporation's financial statements and quarterly reports that are not reported as Audit fees.

Tax fees included tax planning and various taxation matters.

ITEM 3.                                        APPROVAL OF 2009 STOCK OPTION AND AWARD PLAN

The Board of Directors approved a stock option and stock award plan on December 3, 2009 (the “Plan”).   Under the Plan, a maximum of 2,500,000 shares of the common stock, par value $0.001 per share, may be awarded to directors, officers, employees and consultants of the Corporation.  The duration of the Plan has been set at 10 years from the time of adoption thereof by the Board of Directors.   We have included a copy of the Stock Option and Stock Award Plan with this mailing.

ITEM 4                                         NAME CHANGE

Management has recommended that the Board of Directors consider a change of name to better describe the business of the Corporation.  The Board of Directors is seeking authorization whereby the directors, if thought appropriate,  may determine a suitable name and effect a name change of the Corporation to such name as chosen by the directors, as may better represent the business of the Corporation.

QUORUM AND VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

In an election of directors, that number of candidates equaling the number of directors to be elected having the highest number of votes cast in favor of their election, are elected to the Board of Directors of the Corporation (the “Board of Directors”), provided a quorum is present.  Votes may be cast or withheld with respect to the Proposal to elect five members of the Board of Directors for terms expiring at the Corporation’s Annual Meeting of Shareholders in 2011.  Votes that are withheld will be counted toward a quorum, but will be excluded entirely from the tabulation for such Proposal and, therefore, will not affect the outcome of the vote on such Proposal.

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Record holders of our Common Stock may cast one vote for each director nominated for office and one vote for each other Proposal for each share held of record at the close of business on December 8, 2009.  Approval of the matters before the meeting requires the affirmative vote of a majority of the votes cast by shareholders present at the meeting in person or by proxy.

Security Ownership of Certain Beneficial Owners

The following tables set forth the information, as of the record date of December 8, 2009, with respect to the beneficial ownership of the Corporation’s Common Stock by each person known by the Corporation to be the beneficial owner of more than 5% of the outstanding common stock and the Corporation’s directors and executive officers.  Information is also provided regarding beneficial ownership of common stock if all outstanding options, warrants, rights and conversion privileges (to which the applicable 5% stockholders have the right to exercise in the next 60 days) are exercised and additional shares of common stock are issued.

Security Ownership of 5% stockholders

TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT AND NATURE OF BENEFICIAL OWNER	PERCENT OF CLASS (1)
Common	Vicki Barlow #403, 3412 Parkdale Blvd NW Calgary, Alberta T2N 3T4	1,8000,000 shares held directly	7.1%
Common	Buccaneer Holdings Inc. Cor 12 Baymen Avenue and Calle Al Mar Belize City, Belize CA	1,575,000 shares held directly	6.3%
Common	Dartmore International Inc. Ste 13, Oliaji Trade Center Francis Rachel Street Victoria , Seychelles	1,083,375 shares held directly	4.3%
Common	Executor Capital Inc. 60 Market Square Belize City, Belize	1,038,420 shares held directly	4.1%
Common	Sierra Growth Inc. Henville Building Charlestown, Nevis	2,040,840 shares held directly	8.1%

(1) Beneficial ownership is determined in accordance with Securities and Exchange Commission rules and includes voting or investment power with respect to securities.   All shares of common stock subject to options or warrants exercisable within 60 days of November 2, 2009 are deemed to be outstanding and beneficially owned by the persons holding those options or warrants for the purpose of computing the number of shares beneficially owned and the percentage ownership of that person.  They are not, however, deemed to be outstanding beneficially owned for the purpose of computing the percentage ownership of any other person.  Subject to the paragraph above, the percentage ownership of outstanding shares is based on 25,200,000 shares of common stock outstanding as of December 8, 2009.

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Security ownership of our board of directors and executive officers

TITLE OF CLASS	NAME OF BENEFICIAL OWNER	AMOUNT AND NATURE OF BENEFICIAL OWNER	PERCENT OF CLASS (1)
Common	David Wehrhahn Director, CEO, President, 565 Silvertip Road Canmore, Alberta T1W 3K8	900,000 common shares are held directly	3.6%
Common	Kelly Warrack Director, CFO, Secretary-Treasurer Box 25, Site 12, RR5 Calgary, Alberta T2P 2G6	900,000 common shares held directly	3.6%
Common	Donald Byers Director 17732-92 Street NW Edmonton, Alberta T5J 2L5	900,000 common shares held directly	3.6%
Common	All Officers and Directors as a group	Common shares	10.8%

(1) Beneficial ownership is determined in accordance with Securities and Exchange Commission rules and includes voting or investment power with respect to securities.   All shares of common stock subject to options or warrants exercisable within 60 days of November 2, 2009 are deemed to be outstanding and beneficially owned by the persons holding those options or warrants for the purpose of computing the number of shares beneficially owned and the percentage ownership of that person.  They are not, however, deemed to be outstanding beneficially owned for the purpose of computing the percentage ownership of any other person.  Subject to the paragraph above, the percentage ownership of outstanding shares is based on 25,200,000 shares of common stock outstanding as of December 8, 2009.

SHAREHOLDERS PROPOSALS

Shareholders may submit proposals on matters appropriate for shareholder action at subsequent annual meetings of the Corporation consistent with Rule 14a-8 promulgated under the Securities Exchange Act of 1934 as amended.  For such proposals to be considered for inclusion in the Proxy Statement or Information Statement for the 2011 Annual Meeting of Shareholders, such proposals must be received by the Corporation no later than September 1, 2010.  Any shareholder proposal submitted outside the process described above is considered untimely, if provided after September 1, 2010. Such proposals should be directed to SLAP, Inc., 565 Silvertip Road, Canmore, Alberta T1W 3K8 to the Attention of the Board of Directors.

A copy of this Information Statement is being delivered to each security holder regardless whether they share one address, unless we had received contrary instructions.  To make such a request, please contact in writing or by phone, to SLAP, Inc., 565 Silvertip Road, Canmore, Alberta T1W 3K8, telephone number (403) 609-0311.  If you received more than one copy of this information statement and wish to reduce the number of reports you receive in the future, we will discontinue the mailing of reports on the accounts you select upon your request to the Corporation at the foregoing address.

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Cost of Information Statement Solicitation

We will pay the cost of the distribution of this Information Statement. As required by the Securities and Exchange Commission (SEC), we also will reimburse brokerage firms and other custodians, nominees and fiduciaries for their expenses incurred in sending this Information Statement to beneficial owners of our common stock.

By order of the Board of Directors

/s/ David Wehrhahn
David Wehrhahn
President

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SLAP, INC.
 2009 STOCK OPTION
AND STOCK AWARD PLAN
(this “PLAN”)

1.           Definitions

Each of the following terms shall have the respective meanings set forth below for purposes of this Plan, whether employed in the singular or plural unless the particular context in which said term is used clearly indicates otherwise:

(a)
“Administrator” shall mean, during the entire term of this Plan, the person or persons appointed by the Board to administer this Plan or in the event that no such person is appointed, the Board shall be deemed the Administrator.

(b)           “Board” shall mean the Company’s Board of Directors.

(c)	“Common Stock” shall mean the common stock of the Company, par value $0.001 per share.

(d)	“Company” shall mean SLAP, INC., a Nevada corporation.

(e)
“Directors” shall mean each and every member of the Board of Directors of the Company (as such term is defined below) as presently constituted and as may otherwise be constituted during the term hereof.

(f)	“Effective Date” shall mean as of the date this Plan is adopted by the Board of Directors of the Company.

(g)	“Option” shall mean the right to purchase a specified number of shares of the Common Stock pursuant to the terms and conditions set forth in this Plan.

(h)
“Optionee” shall mean the recipient of Options hereunder.  Any reference herein to the employment or consultancy of an Optionee by the Company shall include Optionee’s employment or consultancy by the Company or its subsidiaries, if any.

(i)           “Plan Termination Date” shall mean the date upon which this Plan terminates.

(j)	“Stock Award” shall mean the granting and issuance of the Common Stock pursuant to the terms and conditions set forth in this Plan.

2.	Purpose

The purpose of this Plan is to maintain the ability of the Company and its subsidiaries (if any) to attract and retain highly qualified and experienced directors, officers, employees and consultants (“Participants”) and to give such Participants a continued proprietary interest in the success of the Company and its subsidiaries.  Pursuant to this Plan, eligible Participants will be provided the opportunity to participate in the enhancement of shareholder value through the grants of options, stock appreciation rights, awards of free trading stock and restricted stock, bonuses and/or fees payable in stock, or any combination thereof.  The term “subsidiary” as used in this Plan shall mean any present or future corporation which is or would be a “subsidiary corporation” of the Company as the term is defined in Section 424(f) of the Internal Revenue Code of 1986, as amended from time to time (the “Code”).

3.	Administrator(s) of this Plan

(a)	Powers of the Administrator: .Subject to the provisions of paragraph 5 hereof, this Plan shall be administered by the Administrator, and the Administrator shall have the authority, in its discretion:

(i)	to determine the fair market value of the securities to be issued under this Plan;

(ii)	to select the participants to whom the Options and Stock Awards may be granted hereunder;

(iii)	to determine whether and to what extent Options or Stock Awards or any combination thereof, are granted hereunder;

(iv)	to determine the number of shares of Common Stock or equivalent units to be covered by each Option and Stock Award granted hereunder;

(v)           to approve forms of agreement for use under this Plan;

(vi)
to determine the terms and conditions, not inconsistent with the terms of this Plan, of any Option or Stock Award granted hereunder.  Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration, and any restriction or limitation regarding any Option or Stock Award or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

(vii)	to construe and interpret the terms of this Plan and Options or Stock Awards;

(viii)
to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

(ix)	to modify or amend each Option or Stock Award (subject to Section 18(c) of the Plan);

(x)	to authorize any person to execute on behalf of the Company any instrument or treasury order required to effect the grant of an Option or Stock Award previously granted by the Administrator;

(xi)	to make all other determinations deemed necessary or advisable for administering this Plan.

(b)
Effect of Administrator's Decision:  The Administrator's decisions, determinations and interpretations shall be final and binding on the Company, all participants and any other holders of Options or Stock Awards.

(c)
Each grant or award made pursuant to this Plan shall be evidenced by an Option Agreement or Stock Award Agreement (the "Agreement").  No person shall have any rights under any option, restricted stock or other award granted under this Plan unless and until the person to whom such Option, restricted stock or other Stock Award shall be granted shall have executed and delivered an Agreement to the Company.  The Administrator(s) shall prescribe the form of all Agreements. A fully executed counterpart of the Agreement shall be provided to both the Company and the recipient of the grant or award.

(d)
The Company shall indemnify and hold harmless the Directors and the Administrator(s) from and against any and all liabilities, costs and expenses incurred by such persons as a result of any act, or omission to act, in connection with the performance of such persons' duties, responsibilities, and obligations under this Plan, other than such liabilities, costs and expenses as may result from the gross negligence, bad faith, willful misconduct, and/or criminal acts of such persons.

4.           Shares of Stock Subject to this Plan

The maximum number of shares of the common stock, par value $0.001 per share, that may be optioned or awarded under this Plan is 2,500,000 shares, subject to adjustment as provided in Section 15 hereof.  Any shares subject to an Option which for any reason expires or is terminated unexercised and any restricted stock which is forfeited may again be optioned or awarded under this Plan; provided, however, that forfeited shares shall not be available for further awards if the Participant has realized the benefits of ownership from such shares.  Shares subject to this Plan may be either, authorized and un-issued shares or issued shares repurchased or otherwise acquired by the Company or its subsidiaries.

5.           Grant of Options

(a)
The Administrator(s) shall have the authority and responsibility, within the limitations of this Plan, to determine the Officers, Directors, employees and consultants to whom and the times at which Options are to be granted, the number of shares of Common Stock which may be purchased under each Option, the provisions of the respective Option Agreements (which need not be identical) including provisions concerning the time or times when, and the extent to which, the Options may be exercised, and the Option exercise price.  All Options pursuant to this Plan shall be granted on or before the Plan Termination Date.

(b)
In determining the Officers, Directors, employees and consultants to whom Options shall be granted, the number of shares of Common Stock to be covered by each such Option, and the provisions of the respective Option Agreements, the Administrator(s) shall take into consideration the Directors, Officers, employee’s or consultant’s present and potential contribution to the success of the Company and such other factors as the Administrator(s) may deem proper and relevant.

(c)
The aggregate fair market value (determined as of the date upon which an Option is granted) of the Common Stock for which any Optionee may exercise incentive stock options for the first time in any calendar year (under all plans of the Company and any parent or subsidiary of the Company which plans provide for granting of incentive stock options within the meaning of Section 422(b) of the Code) shall not exceed $100,000.

6.           Eligibility

Directors, employees, Officers, of the Company and its divisions and subsidiaries, and consultants who provide bona fide services to the Company are eligible to be granted Options, free trading stock, restricted stock and other Stock Awards under this Plan and to have their salaries, bonuses and/or consulting fees payable in free trading stock, restricted stock and other Stock Awards.  The Directors, Officers, employees, and consultants who shall receive awards or options under this Plan, and the criteria to be used in determining the award to be made, shall be determined from time to time by the Administrator(s), in their sole discretion, subject to the limitations set forth in Section 8 below, from among those eligible, which may be based upon information furnished to the Administrator(s) by the Company's management; and the Administrator(s) shall determine, in their sole discretion, the number of shares to be covered by each Stock Award and option granted to each Director, Officer, employee or consultant selected.

7.           Duration of this Plan

No award or Option may be granted under this Plan after more than ten (10) years from the earlier of the date this Plan is adopted by the Board.

8.           Terms and Conditions of Stock Options

Options granted under this Plan may be either incentive stock options, as defined in Section 422 of the Code, or Options other than incentive stock options.  Each Option shall be subject to all the applicable provisions of this Plan, including the following terms and conditions, and to such other terms and conditions not inconsistent therewith as the Administrator(s) shall determine:

(a)	The Option price per share shall be set by the Board of Directors at the time of each Stock Award issuance or Option grant.

(b)
The exercise of certain Options granted under this Plan may be subject to the attainment of such performance goals, and/or during such period as may be determined by the Administrator(s) and stated in the Agreement.

(c)
An Option shall not be exercisable with respect to a fractional share of Common Stock or with respect to the lesser of fifty (50) shares or the full number of shares then subject to the Option. No fractional shares of Common Stock shall be issued upon the exercise of an Option. If a fractional share of Common Stock shall become subject to an Option by reason of a stock dividend or otherwise, the Optionee shall not be entitled to exercise the Option with respect to such fractional share.

(d)	Each Option shall state whether it will or will not be treated as an incentive stock option.

(e)
Each Option will be deemed exercised on the day written notice specifying the number of shares to be purchased, accompanied by payment in full including, if required by law, applicable taxes, is received by the Company.  Payment, except as provided in the Agreement shall be:

(i)           in United States dollars by check or bank draft, or

(ii)
by tendering to the Company shares of Common Stock already owned for at least six months by the person exercising the Option, which may include shares received as the result of a prior exercise of an Option, and having an aggregate fair market value, on the date on which the Option is exercised,  equal to the total cash exercise price applicable to the Options being exercised, or

(iii)	by a combination of United States dollars and shares of Common Stock valued as aforesaid.

For purposes of this Plan, fair market value shall be the mean between the highest and lowest prices at which the Common Stock is traded on a national securities exchange or an automated securities quotation exchange on the relevant date, provided however, if there is no sale of the Common Stock on such exchange on such date, fair market value shall be the mean between the bid and asked prices on such exchange at the close of the market on such date.  No Optionee shall have any rights to dividends or other right of a shareholder with respect to shares of Common Stock subject to his or her Option until he or she has given written notice of exercise of such Option and paid in full for such shares.

(f)
Notwithstanding the foregoing, the Administrator(s) may, in their sole discretion, include in the Agreement a provision to allow for the cashless exercise of any Options granted by such Agreement under this Plan.

(g)
The Administrator(s) may, in their discretion, include in the grant of any Option the right of a grantee (hereinafter referred to as a “stock appreciation right”) to elect, in the manner described below, in lieu of exercising his or her Option for all or a portion of the shares of Common Stock covered by such Option, to relinquish his or her Option for all or a portion of the such shares and to receive from the Company a payment equal in value to (x) the fair market value, as determined in accordance with Section 8(e), of a share of Common Stock on the date of such election, multiplied by the number of shares as to which the grantee shall have made such election, less (y) the exercise price for that number of shares of Common Stock for which the grantee shall have made such election under the terms of such Option.  A stock appreciation right shall be exercisable at the time the tandem option is exercisable, and the “expiration date” for the stock appreciation right shall be the amount described in (x) above exceeds the amount described in (y) above.  An election to exercise stock appreciation rights shall be deemed to have been made on the day written notice of such election, addressed to the Administrator(s), is received by the Company.  An Option or any portion thereof with respect to which a grantee has elected to exercise a stock appreciation right shall be surrendered to the Company and such Option shall thereafter remain exercisable according to its terms only with respect to the number of shares as to which it would otherwise be exercisable, less the number of shares with respect to which stock appreciation rights have been exercised.  The grant of a stock appreciation right shall be evidenced by an Agreement.  The Agreement evidencing stock appreciation rights shall be personal and will provide that the stock appreciation rights will not be transferable by the grantee otherwise than by will or the laws of descent and distribution and that they will be exercisable, during the lifetime of the grantee, only by him or her.

(h)
Except as provided in the applicable Agreement, an Option may be exercised only if at all times during the period beginning with the date of the granting of the Option and ending on the date of such exercise, the grantee was a consultant or employee of either the Company (or of a division) or subsidiary of the Company or of another corporation referred to in Section 421(a)(2) of the Code.  The Agreement shall provide whether, and to what extent, an Option may be exercised after termination of continuous employment, but any such exercise shall in no event be later than the termination date of the Option.  If the grantee should die, or become permanently disabled as determined by the Administrator(s) at any time when the Option, or any portion thereof, shall be exercisable, the Option will be exercisable within a period provided for in the Agreement, by the Optionee or person or persons to whom his or her rights under the Option shall have passed by will or by the laws of descent and distribution, but in no event at a date later than the termination of the Option. The Administrator(s) may require medical evidence of permanent disability, including medical examinations by physicians selected by it.

(i)
Each Option by its terms shall be personal and shall not be transferable by the Optionee otherwise than by will or by the laws of descent and distribution.  During the lifetime of an Optionee, the Option shall be exercisable only by the Optionee.  In the event any Option is exercised by the executors, administrators, heirs or distributees of the estate of a deceased Optionee as provided in Section 8(h) above, the Company shall be under no obligation to issue Common Stock thereunder unless and until the Company is satisfied that the person or persons exercising the Option are the duly appointed legal representatives of the deceased Optionee’s estate or the proper legatees or distributes thereof.

(j)
No incentive stock option shall be granted to an employee  who owns or would be treated as owning by attribution under Code Section 424(d) immediately before the grant of such incentive stock option, directly or indirectly, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company.  This restriction shall not apply if, (i) at the time such incentive stock option is granted, the Option price is at least 110% of the fair market value of the shares of Common Stock subject to the Option, as determined in accordance with Section 8(e) on the date of grant, and (ii) the incentive stock option by its terms is not exercisable after the expiration of five years from the date of its grant.

(k)	An Option and any Common Stock received upon the exercise of an Option shall be subject to such other transfer restriction and/or legending requirements as are specified in the applicable Agreement.

(l)	No Options or Stock Awards shall be made to any consultant in exchange for or as compensation for capital raising, investor relations or stock promotion.

(m)
Any Options or Stock Awards that are made to any Directors shall be held in trust by the Company until such issuance or issuances are approved by shareholders of the Company holding no less than a majority of the Company’s outstanding shares of common stock at the time of such approval.

9.           Terms and Conditions of Restricted Stock Awards

Awards of restricted stock under this Plan shall be subject to all the applicable provisions of this Plan, including the following terms and conditions, and to such other terms and conditions not inconsistent therewith, as the Administrator(s) shall determine:

(a)
Awards of restricted stock may be in addition to or in lieu of Option grants.  Awards may be conditioned on the attainment of particular performance goals based on criteria established by the Administrator(s) at the time of each award of restricted stock.  During a period set forth in the Agreement (the "Restriction Period"), the recipient shall not be permitted to sell, transfer, pledge, or otherwise encumber the shares of restricted stock; except that such shares may be used, if the Agreement permits, to pay the option price pursuant to any Option granted under this Plan, provided an equal number of shares delivered to the Optionee shall carry the same restrictions as the shares so used.

(b)
Shares of restricted stock shall become free of all restrictions if during the Restriction Period, (i) the recipient dies, (ii) the recipient's directorship, employment, or consultancy terminates by reason of permanent disability, as determined by the Administrator(s), (iii) the recipient retires after attaining both 59 1/2 years of age and five years of continuous service with the Company and/or a division or subsidiary, or (iv) if provided in the Agreement, there is a "change in control" of the Company (as defined in such Agreement).  The Administrator(s) may require medical evidence of permanent disability, including medical examinations by physicians selected by it.

(c)
Unless and to the extent otherwise provided in the Agreement, shares of restricted stock shall be forfeited and revert to the Company upon the recipient's termination of directorship, officership, employment or consultancy during the Restriction Period for any reason other than death, permanent disability, as determined by the Administrator(s), retirement after attaining both 59 1/2 years of age and five years of continuous service with the Company and/or a subsidiary or division, or, to the extent provided in the Agreement, a "change in control" of the Company (as defined in such Agreement), except to the extent the Administrator(s), in their sole discretion, finds that such forfeiture might not be in the best interests of the Company and, therefore, waives all or part of the application of this provision to the restricted stock held by such recipient.

(d)
Stock certificates for restricted stock shall be registered in the name of the recipient but shall be appropriately legended and returned to the Company by the recipient, together with a stock power endorsed in blank by the recipient.  The recipient shall be entitled to vote shares of restricted stock and shall be entitled to all dividends paid thereon, except that dividends paid in Common Stock or other property shall also be subject to the same restrictions.

(e)
Restricted Stock shall become free of the foregoing restrictions upon expiration of the applicable Restriction Period and the Company shall then deliver to the recipient Common Stock certificates evidencing such stock.

(f)
Restricted stock and any Common Stock received upon the expiration of the restriction period shall be subject to such other transfer restrictions and/or legending requirements as are specified in the applicable Agreement.

10.           Bonuses and Past Salaries and Fees Payable in Stock

(a)
In lieu of cash bonuses otherwise payable under the Company’s or applicable division’s or subsidiary’s compensation practices to Directors, officers, employees and consultants eligible to participate in this Plan, the Administrator(s), in their sole discretion, may determine that such bonuses shall be payable in Common Stock or partly in Common Stock and partly in cash.  Such bonuses shall be in consideration of services previously performed and as an incentive toward future services and shall consist of shares of Common Stock which shall be free trading unless otherwise determined by the Administrator(s) in their sole discretion.  The number of shares of Common Stock payable in lieu of a bonus otherwise payable shall be determined by dividing such bonus amount by the fair market value of one share of Common Stock on the date the bonus is payable, plus ten percent with fair market value determined as of such date in accordance with Section 8(e).

(b)
In lieu of salaries and fees otherwise payable by the Company to Directors, officers, employees and consultants eligible to participate in this Plan that were incurred for services rendered at any time to the Company, in the event such Directors, officers, employees or consultants elect, the Administrator(s) may provide that such unpaid salaries and fees shall be payable in Common Stock or partly in Common Stock and partly in cash.  Such awards shall be in consideration of services previously performed and as an incentive toward future services and shall consist of shares of Common Stock subject to such terms as the Administrator(s) may determine in their sole discretion.  The number of shares of Common Stock payable in lieu of salaries and fees otherwise payable shall be determined by the Administrator.

11.           Change in Control

Each Agreement may, in the sole discretion of the Administrator(s), provide that any or all of the following actions may be taken upon the occurrence of a change in control (as defined in the Agreement) with respect to the Company:

(a)
acceleration of time periods for purposes of vesting in, or realizing gain from, or exercise of any outstanding Option or stock appreciation right or shares of restricted stock awarded pursuant to this Plan;

(b)
offering to purchase any outstanding Option or stock appreciation right or shares of restricted stock made pursuant to this Plan from the holder for its equivalent cash value, as determined by the Administrator(s), as of the date of the change in control; or

(c)
making adjustments or modifications to outstanding Options or stock appreciation rights or with respect to restricted stock as the Administrator(s) deems appropriate to maintain and protect the rights and interests of the Participants following such change in control, provided, however, that the exercise period of any option may not be extended beyond 10 years from the date of grant.

12.           Transfer, Leave of Absence

For purposes of this Plan:

(a)	transfer of an employee from the Company the division or subsidiary of the Company, whether or not incorporated, or vice versa, or from one division or subsidiary of the Company to another, and

(b)	a leave of absence, duly authorized in writing by the Company or a subsidiary or division of the Company, shall not be deemed a termination of employment.

13.           Rights of Directors, Officers, Employees and Consultants

(a)	No person shall have any rights or claims under this Plan except in accordance with the provisions of this Plan and each Agreement.

(b)	Nothing contained in this Plan and Agreement shall be deemed to give any Director, Officer, employee or consultant the right to continued employment by the Company or its divisions or subsidiaries.

14.           Withholding Taxes

The Company shall require a payment from a Participant to cover applicable withholding for income and employment taxes upon the happening of any event pursuant to this Plan which requires such withholding.  The Company reserves the right to offset such tax payment from any funds which may be due the Participant from the Company or its subsidiaries or divisions or, in its discretion, to the extent permitted by applicable law, to accept such tax payment through the delivery of shares of Common Stock owned by the Participant or by utilizing shares of the Common Stock which were to be delivered to the Participant pursuant to this Plan, having an aggregate fair market value, determined as of the date of payment, equal to the amount of the payment due.

15.           Adjustments

In the event of stock dividends, stock splits, recapitalizations, mergers, consolidations, combinations, exchanges of shares, spin-offs, liquidations, reclassifications or other similar changes in the capitalization of the Company, the number of shares of Common Stock available for grant under this Plan shall be adjusted appropriately by the Board, and, where deemed appropriate, the number of shares covered by outstanding stock options and stock appreciation rights outstanding and the number of shares of restricted stock outstanding, and the option price of outstanding stock options, shall be similarly adjusted. If another corporation or other business entity is acquired by the Company, and the Company has assumed outstanding employee option grants under a prior existing plan of the acquired entity, similar adjustments are permitted at the discretion of the Administrator(s).  In the event of any other change affecting the shares of Common Stock available for awards under this Plan, such adjustment, if any, as may be deemed equitable by the Administrator(s), shall be made to preserve the intended benefits of this Plan giving proper effect to such event.

16.           Miscellaneous Provisions

(a)
This Plan shall be unfunded.  The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the issuance of shares or the payment of cash upon exercise of any option or stock appreciation right under this Plan.  The expenses of this Plan shall be borne by the Company.

(b)
The Administrator(s) may, at any time and from time to time after the granting of an Option or the award of restricted stock or bonuses payable in Common Stock hereunder, specify such additional terms, conditions and restrictions with respect to such Option or stock as may be deemed necessary or appropriate to ensure compliance with any and all applicable laws, including, but not limited to, the Code, federal and state securities laws and methods of withholding or providing for the payment of required taxes.

If at any time the Administrator(s) shall determine in its discretion that the listing, registration or qualification of shares of Common Stock upon any national securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the sale or purchase of shares of Common Stock hereunder, no Option or stock appreciation right may be exercised or restricted stock or stock bonus may be transferred in whole or in part unless and until such listing registration, qualification, consent or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Administrator(s).

(c)
By accepting any benefit under this Plan, each Participant and each person claiming under or through such Participant shall be conclusively deemed to have indicated his acceptance and ratification, and consent to, any action taken under this Plan by the Administrator(s), the Company or the Board.

(d)	This Plan shall be governed by and construed in accordance with the laws of the Company’s state of incorporation.

(e)
Administrator(s) members exercising their functions under this Plan are serving as directors of the Company and they shall therefore be entitled to all rights of indemnification and advancement of expenses accorded directors of the Company.

17.	Limits of Liability

(a)
Any liability of the Company or a subsidiary of the Company to any Participant with respect to any option or award shall be based solely upon contractual obligations created by this Plan and Agreement.

(b)
Neither the Company nor a division or subsidiary of the Company, nor any member of the Administrator(s) or the Board, nor any other person participating in any determination of any question under this Plan, or in the interpretation, administration or application of this Plan, shall have any liability to any party for any action taken or not taken in connection with this Plan, except as may expressly be provided by statute.

18.           Amendments and Termination

The Board may, at any time, amend, alter or discontinue this Plan; provided, however, no amendment, alteration or discontinuation shall be made which would impair the rights of any holder of an award of restricted stock, Option, stock appreciation rights or stock bonus theretofore granted, without his or her written consent, or which, without the approval of the shareholders would:

(a)	except as provided in Section 15, increase the maximum number of shares of Common Stock which may be issued under this Plan;

(b)
except as provided in Section 15, decrease the option price of an Option (and related stock appreciation rights, if any) to less than 100% of the fair market value (as determined in accordance with Section 8(e)) of a share of Common Stock on the date of the granting of the Option (and related stock appreciation rights, if any);

(c)	materially change the class of persons eligible to receive an award of restricted stock or Options or stock appreciation rights under this Plan;

(d)           extend the duration of this Plan; or

(e)           materially increase in any other way the benefits accruing to Participants.

19.	Duration

This Plan shall be adopted by the Board and approved by the Company’s shareholders and such regulatory bodies as may in each case be necessary, which approvals, if required, must occur either before, or no later than the period ending twelve months after the date, this Plan is adopted.  Subject to such approvals, grants and awards may be made under this Plan between the date of its adoption and receipt of such approvals.  This Plan shall terminate upon the earlier of the following dates or events to occur:

(a)           upon the adoption of a resolution of the Board terminating this Plan;

(b)	the date all shares of Common Stock subject to this Plan are purchased according to this Plan’s provisions; or

(c)	ten years from the date of adoption of this Plan by the Board.

No such termination of this Plan shall adversely affect the rights of any Participant hereunder and all Options or stock appreciation rights previously granted and restricted stock and stock bonuses awarded hereunder shall continue in force and in operation after the termination of this Plan, except as they may be otherwise terminated in accordance with the terms of this Plan.

20.           Other Compensation Plans

This Plan shall not be deemed to preclude the implementation by the Company or its divisions or subsidiaries of other compensation plans which may be in effect from time to time, nor adversely affect any rights of Participants under any other compensation plans of the Company or its divisions or subsidiaries.

21.           Non-Transferability

No right or interest in any award granted under this Plan shall be assignable or transferable, except as set forth in this Plan and required by law, and no right or interest of any participant in any award shall be liable for, or subject to, any lien, obligation or liability except as set forth in this Plan or as required by law.